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                                                                    EXHIBIT 10.5

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


                 This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of March 23, 1998, by and among SPECTRASITE HOLDINGS, INC. (the "COMPANY"), a Delaware corporation, WHITNEY EQUITY PARTNERS, L.P. ("JHW II"), a Delaware limited partnership, J. H. WHITNEY III, L.P. ("JHW III"), a Delaware limited partnership, WHITNEY STRATEGIC PARTNERS III, L.P. ("JHW STRATEGIC III"), a Delaware limited partnership, WALLER-SUTTON MEDIA PARTNERS, L.P. ("WALLER"), a Delaware limited partnership, KITTY HAWK CAPITAL LIMITED PARTNERSHIP, III ("KITTY HAWK III"), a Delaware limited partnership, KITTY HAWK CAPITAL LIMITED PARTNERSHIP, IV ("KITTY HAWK IV"), a Delaware limited partnership, EAGLE CREEK CAPITAL, L.L.C. ("EAGLE CREEK"), a Washington limited liability company, THE NORTH CAROLINA ENTERPRISE FUND, L.P. ("NCEF"), a North Carolina limited partnership, FINLEY FAMILY LIMITED PARTNERSHIP (the "FINLEY FAMILY LP"), an Arkansas limited partnership, WILLIAM R. GUPTON ("GUPTON"), JACK W. JACKMAN ("JACKMAN"), ALTON D. ECKERT ("ECKERT"), STEPHEN
H. CLARK ("CLARK"), and ROBERT M. LONG ("LONG").

                             W I T N E S S E T H:

                 WHEREAS, pursuant to the terms of the Stock Purchase Agreement (the "SERIES A PURCHASE AGREEMENT"), dated as of May 12, 1997, by and among Integrated Site Development, Inc. ("INTEGRATED" OR THE "COMPANY"), a Delaware corporation (now known as SpectraSite Holdings, Inc.), U.S. Towers, Inc. ("UST" OR "SPECTRASITE"), a Delaware corporation (now known as SpectraSite Communications, Inc.), Telesite Services, LLC ("TELESITE"), an Arkansas limited liability company, which merged into SpectraSite, Metrosite Management, LLC ("METROSITE"), an Arkansas limited liability company, JHW II and Kitty Hawk III, (i) JHW II purchased 3,203,118 shares (the "JHW II SERIES A SHARES") of 8% Series A Cumulative Convertible Redeemable Preferred Stock, $0.001 par value per share (the "SERIES A PREFERRED STOCK"), of the Company and (ii) Kitty Hawk III purchased 259,712 shares (the "KITTY HAWK SERIES A SHARES") of Series A Preferred Stock; and

                 WHEREAS, pursuant to the terms of the Stock Contribution Agreement, dated as of May 12, 1997, by and among Integrated, Clark, Long and UST, (i) Clark acquired 687,395 shares (the "CLARK SHARES") of common stock, $0.001 par value per share, of the Company (the "COMMON STOCK") and (ii) Long acquired 162,605 shares (the "LONG SHARES") of Common Stock; and

                 WHEREAS, pursuant to the terms of the Membership Interests Contribution Agreement, dated as of May 12, 1997, by and among Integrated, Joe
L. Finley, III, Caroline Finley, the Finley Family LP, The Central Arkansas Opportunity Foundation, a charitable trust organized under the laws of
Arkansas, Telesite and Metrosite, the Finley Family LP acquired 490,517 (the "FINLEY FAMILY COMMON SHARES") shares of Common Stock; and
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                 WHEREAS, pursuant to a Certificate of Amendment filed with the
Secretary of State of the State of Delaware on October 29, 1997, Integrated changed its name to SpectraSite Holdings, Inc.; and

                 WHEREAS, pursuant to Articles of Amendment filed with the Secretary of State of the State of Arkansas, Telesite changed its name to SpectraSite Communications, LLC ("SPECTRASITE, LLC");

                 WHEREAS, pursuant to an Agreement and Plan of Merger, dated October 31, 1997, between UST and SpectraSite, LLC, SpectraSite, LLC was merged with and into UST with UST being the surviving corporation, and UST changed its name to SpectraSite Communications, Inc.; and

                 WHEREAS, pursuant to a Purchase and Sale Agreement, dated February 27, 1998, by and among Apex Site Management L.P., a Delaware limited partnership ("APEX"), the Company, and Metrosite, the Company sold to Apex, and Apex purchased from the Company, all of the issued and outstanding capital membership units of Metrosite; and

                 WHEREAS, concurrently with the execution and delivery of this Agreement and pursuant to the terms of the Stock Purchase Agreement, dated March 23, 1998, by and among the Company, JHW II, JHW III, JHW Strategic III, Waller, Kitty Hawk III, Kitty Hawk IV, Eagle Creek, NCEF, Finley Family LP, Jackman, Eckert and Gupton (the "SERIES B PURCHASE AGREEMENT"), (i) JHW II has purchased 1,044,532 shares (the "JHW II SERIES B SHARES" and, together with the JHW II Series A Shares, the "JHW II SHARES") of 8% Series B Cumulative Convertible Redeemable Preferred Stock, $0.001 par value per share, of the Company (the "SERIES B PREFERRED STOCK"), (ii) JHW III has purchased 2,039,910 shares (the "JHW III SHARES") of Series B Preferred Stock, (iii) JHW Strategic III has purchased 49,155 shares (the "JHW STRATEGIC III SHARES") of Series B Preferred Stock, (iv) Waller has purchased 746,095 shares (the "WALLER SHARES") of Series B Preferred Stock, (v) Kitty Hawk III has purchased 37,305 shares (the "KITTY HAWK III SERIES B SHARES") of Series B Preferred Stock, (vi) Kitty Hawk IV has purchased 186,524 shares (the "KITTY HAWK IV SERIES B SHARES" and, together with the Kitty Hawk Series A Shares and the Kitty Hawk III Series B Shares, the "KITTY HAWK SHARES") of Series B Preferred Stock, (vii) Eagle Creek has purchased 74,609 shares (the "EAGLE CREEK SHARES") of Series B Preferred Stock; (viii) NCEF has purchased 30,357 shares (the "NCEF SHARES") of Series B Preferred Stock, (ix) Finley Family LP has purchased 30,357 shares (the "FINLEY SERIES B SHARES") of Series B Preferred Stock (x) Jackman has purchased 2,846 shares (the "JACKMAN SHARES") of Series B Preferred Stock, (xi) Eckert has purchased 2,846 shares (the "ECKERT SHARES") of Series B Preferred Stock and
(xii) Gupton has purchased 5,464 shares (the "GUPTON SHARES") of Series B Preferred Stock; and

                 WHEREAS, the Company and the other parties hereto desire to provide for the circumstances under which the Company will register securities of the Company on behalf of such other parties.





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                 NOW, THEREFORE, as an inducement to JHW II, JHW III, JHW
Strategic III, Waller, Kitty Hawk, Eagle Creek, NCEF, Finley Family LP, Jackman, Eckert and Gupton to consummate the transactions contemplated by the Series B Purchase Agreement and in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

                 1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

                          "CERTIFICATE OF INCORPORATION" shall mean the
Certificate of Incorporation of the Company, as amended, as in effect on the date hereof.

                          "COMPANY" shall mean SpectraSite Holdings, Inc., a
Delaware corporation.

                          "COMMISSION" shall mean the Securities and Exchange
Commission, or any other Federal agency at the time administering the Securities Act.

                          "INSTITUTIONAL INVESTORS" shall mean JHW II, JHW III,
JHW Strategic III, Waller, Kitty Hawk III, Kitty Hawk IV, Eagle Creek and
NCEF, and their respective successors and assigns.

                          "MANAGEMENT SHARES" shall mean the Clark Shares, the
Long Shares and the Finley Family Common Shares, in each case, the certificates for which are required to bear the legend set forth in Section 2 hereof.

                          "MANAGEMENT STOCKHOLDERS" shall mean Clark, Long, and
the Finley Family, LP, and each of their successors and assigns.

                          "REGISTRATION EXPENSES" shall mean the expenses so
described in Section 7 hereof.

                          "RESTRICTED SECURITIES" shall mean the Shares, the
Restricted Stock and the Management Shares, for so long as the instruments or certificates evidencing such securities shall be required to bear the legend set forth in Section 2 hereof.

                          "RESTRICTED STOCK" shall mean the shares of Common
Stock into which the Shares are convertible, the certificates for which are required to bear the legend set forth in Section 2 hereof.

                          "SECURITIES ACT" shall mean the Securities Act of
1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                          "SELLING EXPENSES" shall mean the expenses so
described in Section 7 hereof.





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                          "SERIES A PREFERRED STOCK" shall have the meaning
assigned to that term in the first Whereas clause hereof.

                          "SERIES B PREFERRED STOCK" shall have the meaning
assigned to that term in the fifth Whereas clause hereof.

                          "SHARES" shall mean the JHW II Shares, the JHW III
Shares, the JHW Strategic III Shares, the Waller Shares, the Kitty Hawk Shares, the Eagle Creek Shares, the NCEF Shares, the Finley Series B Shares, the Jackman Shares, the Eckert Shares, the Gupton Shares and any additional shares of Series B Preferred Stock purchased from the Company by JHW II, JHW III, JHW Strategic III, Waller, Kitty Hawk III, Kitty Hawk IV, Eagle Creek, NCEF, Finley Family LP, Jackman, Eckert or Gupton after the date hereof pursuant to the terms of the Series B Purchase Agreement.

                          "THRESHOLD AMOUNT" shall mean one or more
Institutional Investors holding at least 75% of the Series A Preferred Stock and the Series B Preferred Stock, collectively.

                 2. RESTRICTIVE LEGEND. Each certificate representing the Shares, Restricted Stock and the Management Shares and, except as otherwise provided in Section 3 hereof, each certificate issued upon exchange or transfer of any such securities, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                 "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

                 3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Restricted Securities (other than under the circumstances described in Section 4 or 5 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon, subject to the terms of the Stockholders' Agreement (as defined in the Purchase Agreement), such holder shall be entitled to transfer such securities in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer by a holder of Shares or Restricted Stock that is a partnership or limited liability company to a partner, member or employee of such holder or a retired partner or retired employee of such holder who retires after the date hereof, or to the estate of any such partner, retired partner, employee or retired employee, or a transfer by gift, will or intestate succession from any holder of Shares or Restricted Stock to his or her spouse or members of his or her or his or her spouse's family or a trust for the benefit of any of the foregoing persons, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original holder





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of Shares or Restricted Stock hereunder.  All Restricted Securities transferred as above provided shall bear the legend set forth in Section 2, except that such securities shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

                 4.       REQUIRED REGISTRATION.

                          (a)     The Threshold Amount of Institutional
Investors may, at any time after May 12, 1998, by written notice, request that the Company register under the Securities Act all or any portion of the shares of Restricted Stock held by such Institutional Investors for sale in the manner specified in such notice; provided, however, that the Company shall not be obligated to register Restricted Stock pursuant to such request unless at the time of such request, the Institutional Investors shall hold in the aggregate five percent (5.0%) or more of the total shares of Restricted Stock on a fully diluted basis. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 360 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to this Section 4 or Section 5 hereof and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been so requested (and which requests shall total at least twenty-five percent of the Restricted Stock originally purchased by the Institutional Investors, after appropriate adjustment for dividends, subdivisions, combinations or reclassifications of Restricted Stock).

                          (b)     Promptly following receipt of any notice
under this Section 4, the Company shall immediately notify any holders of Restricted Stock from whom notice has not been received and shall file and use its best efforts to have declared effective a registration statement under the Securities Act for the public sale, in accordance with the method of disposition specified in such notice from the requesting holders, of the number of shares of Restricted Stock specified in such notice (and in any notices received from other requesting holders of Restricted Stock within 20 days after the date of such notice from the Company). If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of a majority in interest of the selling holders of Restricted Stock, which approval shall not be unreasonably withheld. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among all of the requesting holders based on the number of shares requested by each holder to be included) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein. With respect to the preceding sentence, if the Company elects to reduce pro rata the amount of Restricted Stock proposed to be offered in the underwriting, for purposes of making any such reduction, each holder of Restricted Stock which is a partnership or limited liability company, together with the affiliates, partners, members, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing





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persons shall be deemed to be a single "person", and any pro rata reduction with respect to such "person" shall be based upon the aggregate amount of shares of Restricted Stock requested to be included in such registration by all entities and individuals included as such "person," as defined in this sentence (and the aggregate amount so allocated to such "person" shall be allocated among the entities and individuals included in such "person" in such manner as such holder of Restricted Stock may reasonably determine). The Company shall be obligated to register Restricted Stock pursuant to requests made by the Threshold Amount of Institutional Investors under this Section 4 on one occasion only; provided, however, that as to such occasion such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                          (c)     Each of (i) the Company and (ii) the other
stockholders, including without limitation, the Management Stockholders, of the Company ("Other Holders"), as limited below, shall be entitled to include in any registration statement referred to in this Section 4 for which the method of distribution is an underwritten public offering, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, or such other Holders, as the case may be, except as and to the extent that, in the opinion of the managing underwriter, such inclusion would adversely affect the marketing of the Restricted Stock to be sold; provided further, that shares of Common Stock may be included for Other Holders only if and to the extent that, in the opinion of the managing underwriter, such inclusion would not adversely affect the marketing of the Restricted Stock or of such shares of Common Stock as the Company desires be included in such registration. Except with respect to registration statements on Form S-8, or as otherwise provided in this paragraph 4(c), the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

                 5.       INCIDENTAL REGISTRATION; FORM S-3 REGISTRATION.

                 (a) If the Company at any time (other than pursuant to Section 4 hereof) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4 or S-8, or another form not available for registering Restricted Stock for sale to the public), each such time it will give written notice to all holders of Restricted Stock and Management Shares of its intention so to do. Upon the written request of any such holder of Restricted Stock or Management Shares, given within 20 days after the date of any such notice, to register any of its Restricted Stock or Management Shares, as the case may be (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock and Management Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or





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other disposition by such holders (in accordance with their written request) of such Restricted Stock or Management Shares, as the case may be so registered. The Company may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the holders of any Restricted Stock or Management Shares. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 5 to register Restricted Stock or Management Shares, shall specify that either (i) such Restricted Stock or Management Shares, as the case may be, are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock or Management Shares, as the case may be, are to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock and Management Shares to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. In such event, the Company shall include in such registration (i) first, the securities the Company proposes to sell; (ii) second, the Restricted Stock requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested by each such holder to be included in such registration; (iii) third, the Management Shares requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested by each such older to be included in such registration; and (iv) fourth, other securities requested to be included in such registration by persons other than holders of Restricted Stock and Management Shares. For purposes of making any such reduction, each holder of Restricted Stock which is a partnership or limited liability company, together with the affiliates, partners, members, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "person," and any pro rata reduction with respect to such "person" shall be based upon the aggregate amount of shares of Restricted Stock requested to be included in such registration by all entities and individuals included as such "person," as defined in this sentence (and the aggregate amount so allocated to such "person" shall be allocated among the entities and individuals included in such "person" in such manner as such holder of Restricted Stock may reasonably determine). Notwithstanding anything to the contrary contained in Section 4 or this Section 5, in the event that there is an underwritten offering of securities of the Company pursuant to a registration covering Restricted Stock or Management Shares and a selling holder does not elect to sell his, her or its Restricted Stock or Management Shares to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Restricted Stock or Management Shares, as the case may be, not registered pursuant to this Section
5 and any other securities of the Company held by such holder during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that such holder shall not, in any event, be restricted from selling its Restricted Stock, Management Shares and other securities for a period of in excess of 180 days after the effective date of such registration statement.





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                 (b)      If, at a time when Form S-3 is available for such
registration, the Company shall receive from any Institutional Investor a written request that the Company effect a registration on Form S-3 of any of such holder's Restricted Stock, the Company will promptly give written notice of the proposed registration to all other holders of Restricted Stock and, as soon as practicable, effect such registration and all such related qualifications and compliances as may be reasonably requested and as would permit or facilitate the sale and distribution of all Restricted Stock as are specified in such request and any written requests of other holders given within 20 days after receipt of such notice. The Company shall have no obligation to effect a registration under this Section 5(b) unless the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of the Company, expected to be equal to or greater than $1,000,000. Any registration under this Section 5(b) will not be counted as a registration under Section 4 above.

                 6. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of Section 4 or 5 hereof to use its best efforts to effect the registration of any shares of Restricted Stock or Management Shares under the Securities Act, the Company will, as expeditiously as possible:

                          (a)     prepare and file with the Commission a
registration statement (which, in the case of an underwritten public offering pursuant to Section 4 hereof, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                          (b)     prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph 6 (a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock and Management Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                          (c)     furnish to each seller and to each
underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock and Management Shares covered by such registration statement;
                          (d)     use its best efforts to register or qualify
the Restricted Stock and Management Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock and Management Shares or, in the case of an underwritten public offering, the managing underwriter shall reasonably request; provided, however, that the Company shall not be required to register or qualify in any states which require it to qualify to do business in such state or subject itself to general service of process.





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                          (e)     immediately notify each seller under such
registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein not misleading in the light of the circumstances then existing;

                          (f)     use its best efforts to furnish, at the
request of any seller, on the date that Restricted Stock or Management Shares are delivered to the underwriters for sale pursuant to an underwritten registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating (A) that such registration statement has become effective under the Securities Act, (B) that, to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (C) that the registration statement and the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need not express any opinion as to financial statements contained therein), and to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or such seller may reasonably request; and

                          (g)     make available for inspection by each seller,
any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                 For purposes of paragraphs 6 (a) and (b) above and of Section 4(c) hereof, the period of distribution of Restricted Stock or Management Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock and Management Shares in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock and Management Shares covered thereby or nine months after the effective date thereof.





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                 In connection with each registration hereunder, the selling holders of Restricted Stock or Management Shares shall furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws, and the furnishing of such information shall be a precondition to inclusion of such holder's shares.

                 In connection with each registration pursuant to Sections 4 and 5 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, that the time and place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter.

                 7. EXPENSES. All expenses incurred by the Company in complying with Sections 4 and 5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars and costs of insurance and fees and expenses of one law firm serving as counsel for the sellers of Restricted Stock ("Legal Fees"), but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts, transfer taxes and selling commissions applicable to the sale of Restricted Stock or Management Shares are herein called "Selling Expenses." The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4 or Section 5 hereof. All Selling Expenses incurred in connection with any sale of Restricted Stock or Management Shares by any participating seller shall be borne by such participating seller, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

                 8. INDEMNIFICATION. In the event of a registration of any of the Restricted Stock or Management Shares under the Securities Act pursuant to Section 4 or 5 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock or Management Shares thereunder and each underwriter of such Restricted Stock or Management Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock or Management Shares were registered under the Securities Act pursuant to Section 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

                 In the event of a registration of any of the Restricted Stock or Management Shares under the Securities Act pursuant to Section 4 or 5 hereof, each seller of such Restricted Stock or Management Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock or Management Shares was registered under the Securities Act pursuant to
Section 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, and provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such seller from the sale of Restricted Stock or Management Shares covered by such registration statement.

                 Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 8. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably and in good faith concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably and in good faith may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                 Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnification provided for in the first two paragraphs of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the seller or sellers of such Restricted Stock, or Management Shares on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including the failure to give any notice under the third paragraph of this Section 8. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the seller or sellers of such Restricted Stock or Management Shares, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company and the sellers of Restricted Stock and Management Shares agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if all of the sellers of Restricted Stock and Management Shares were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Restricted Stock or Management Shares shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement of omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The indemnification of underwriters provided for in this Section 8 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock or Management Shares in such underwriting shall at the sellers' request be modified to conform to such terms and conditions. Upon the reasonable request of any stockholder selling Restricted Stock or Management Shares pursuant to a registration statement or any underwriter of such stock, the Company shall obtain, if reasonably available, an insurance policy covering the risks described above in this Section 8 in an amount and with a deductible reasonably requested by such seller or underwriter and naming such seller, any underwriter of such stock and any person controlling such seller or underwriter as beneficiaries. The costs of obtaining and maintaining any such insurance shall be borne by the Company.

                 9. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

                 10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Institutional Investors, Jackman, Eckert, Gupton and the Management Stockholders as follows:

                          (a)     The execution, delivery and performance of
this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                          (b)     This Agreement has been duly executed and
delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies, and with respect to the indemnification and contribution provisions of Section 8 hereof, principles of public policy.

                 11. RULE 144 REPORTING. The Company agrees with the Institutional Investors and the Management Stockholders as follows:

                          (a)     The Company shall make and keep public
information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration of the Company under the Securities Act of an offering of its securities to the general public.

                          (b)     The Company shall file with the Commission in
a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                          (c)     The Company shall furnish to such holder of
Restricted Stock or Management Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement of the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements),
(ii) a copy of the most recent annual or quarterly report of the Company, and
(iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock or Management Shares to sell any such securities without registration.

                 12.      MISCELLANEOUS.

                          (a)     All covenants and agreements contained in
this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock or Management Shares shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Stock or Management Shares, as the case may be, for so long as the certificates representing the Restricted Stock or the Management Shares, as the case may be, shall be required to bear the legend specified in Section 2 hereof.

                          (b)     All notices, requests, consents and other
communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

                          if to the Company: SpectraSite Holdings, Inc., 8000 Regency Park, Suite 570, Cary, North Carolina 27511, Attention:
         Messrs. Stephen H. Clark and Joseph L. Finley, III;

                          if to JHW II: c/o J. H. Whitney & Co., 177 Broad Street, Stamford, Connecticut 06901; Attention: Messrs. Michael R. Stone and Daniel J. O'Brien;

                          if to Waller: Waller-Sutton Media Partners, L.P., c/o Waller-Sutton Management Group, Inc., 1 Rockefeller Plaza, New York, New York 10020; Attention: Andrew J. Armstrong, Jr.

                          if to JHW III: c/o J. H. Whitney & Co., 177 Broad Street, Stamford, Connecticut 06901; Attention: Messrs. Michael R. Stone and Daniel J. O'Brien;

                          if to JHW Strategic III: c/o J. H. Whitney & Co., 177 Broad Street, Stamford, Connecticut 06901; Attention: Messrs. Michael R. Stone and Daniel J. O'Brien;

                          if to Kitty Hawk III: Kitty Hawk Capital Limited Partnership, III, 2700 Coltsgate Road, Suite 202, Charlotte, North Carolina 28211; Attention: Mr. W. Chris Hegele;

                          if to Kitty Hawk IV: Kitty Hawk Capital Limited Partnership, IV, 2700 Coltsgate Road, Suite 202, Charlotte, North Carolina 28211; Attention: Mr. W. Chris Hegele;

                          if to Eagle Creek: Eagle Creek Capital, L.L.C., 2300 Carillon Point, Kirkland Washington 98033; Attention: Susan L. Rasinski;

                          if to Clark or Long: c/o SpectraSite Communications, Inc., 8000 Regency Park, Suite 570, Cary, North Carolina 27511;

                          if to the Finley Family L.P.: c/o Joe L. Finley, III, 10770 Samples Road, Alexander, Arkansas 72002;

                          if to NCEF: The North Carolina Enterprise Fund, L.P., 3600 Glenwood Ave., Suite 107, Raleigh, North Carolina 27612;
         Attention:  Charles T. Closson, Jr.;

                          if to Jackman, Eckert or Gupton: c/o PCX Corporation, 8343 U.S. Highway 70 East, Clayton, North Carolina 27520;

                          if to any subsequent holder of Restricted Stock or Management Shares, to it at such address as may have been furnished to the Company in writing by such holder; and
                          or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock or Management Shares) or to the holders of Restricted Stock and Management Shares (in the case of the Company).

                          (c)     This Agreement shall be governed by and
construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law of such State.

                          (d)     This Agreement constitutes the entire
agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing.

                          (e)     This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                     SPECTRASITE HOLDINGS, INC.


                                     By: /s/ STEPHEN H. CLARKE
                                        ----------------------------------------
                                        Name:  Stephen H. Clarke
                                        Title: President


                                     WHITNEY EQUITY PARTNERS, L.P.

                                     By: J.H. Whitney Equity Partners, LLC,
                                           Its General Partner


                                     By: /s/ DANIEL J. O'BRIEN
                                        -------------------------------------
                                        Name: Daniel J. O'Brien

                                     J.H. WHITNEY III, L.P.

                                     By:  J.H. Whitney Equity Partners III, LLC
                                          Its General Partner


                                     By: /s/ DANIEL J. O'BRIEN
                                        -------------------------------------
                                        Name: Daniel J. O'Brien
                                        A Managing Member

                                     WHITNEY STRATEGIC
                                     PARTNERS III, L.P.

                                     By:  J.H. Whitney Equity Partners III, LLC
                                          Its General Partner

                                     By: /s/ DANIEL J. O'BRIEN
                                        -------------------------------------
                                        Name: Daniel J. O'Brien
                                        A Managing Member


[FIRST SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                     WALLER-SUTTON MEDIA PARTNERS, L.P.

                                     By: /s/ WALLER-SUTTON MEDIA LLC
                                         --------------------------------------
                                           Its General Partner


                                     By:/s/ BRUCE M. HERNANDEZ
                                        ---------------------------------------
                                        Name:  Bruce M. Hernandez
                                        Title: Chief Executive Officer


                                     KITTY HAWK CAPITAL LIMITED
                                       PARTNERSHIP, III

                                     By: Kitty Hawk Partners Limited
                                          Partnership, III,
                                           Its General Partner


                                     By:/s/ W. CHRIS HEGELE
                                        ---------------------------------------
                                        Name: W. Chris Hegele
                                        A General Partner


                                     KITTY HAWK CAPITAL LIMITED PARTNERSHIP, IV

                                     By:  Kitty Hawk Partners LLC, IV
                                            Its General Partner


                                     By:/s/ W. CHRIS HEGELE
                                        ---------------------------------------
                                        Name: W. Chris Hegele
                                        A Manager





[SECOND SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                     EAGLE CREEK CAPITAL, L.L.C.


                                     By:/s/ SUSAN L. RASINSKI
                                        --------------------------------------
                                        Name: Susan L. Rasinski
                                        A Manager


                                     THE NORTH CAROLINA ENTERPRISE
                                     FUND, L.P.

                                     By:   The North Carolina Enterprise
                                             Corporation,
                                             Its General Partner


                                     By:/s/ Nancy P. Owens
                                        --------------------------------------
                                        Name:  Nancy P. Owens
                                        Title: Sr. Vice President

                                     /s/ William R. Gupton
                                     -----------------------------------------
                                     WILLIAM R. GUPTON

                                     /s/ Jack W. Jackman
                                     ------------------------------------------
                                     JACK W. JACKMAN

                                     /s/ Alton D. Eckert
                                     ------------------------------------------
                                     ALTON D. ECKERT


                                     /s/ Stephen H. Clark
                                     ------------------------------------------
                                     STEPHEN H. CLARK


                                     /s/ Robert M. Long
                                     ------------------------------------------
                                     ROBERT M. LONG




[THIRD SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                     FINLEY FAMILY LIMITED PARTNERSHIP


                                      By: /s/ JOE L. FINLEY III
                                          --------------------------------------
                                          Name:  JOE L. FINLEY III
                                          Title: General Partner





[FOURTH SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]